UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): November 10, 2005

                               Shoe Pavilion, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-23669                 94-3289691
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


1380 Fitzgerald Drive, Pinole CA              94564
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code: 510-222-4405

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Item 2.02.  Results of Operations and Financial Condition.

      On November 10, 2005, the Company issued a press release announcing operating results for the third quarter and the first nine months of 2005.

A copy of the Company's November 10, 2005 press release is attached hereto as
Exhibit 99.1.



Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Number     Exhibit

99.1       Press Release issued November 10, 2005.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Shoe Pavilion, Inc.
                                          (Registrant)


Date November 10, 2005                               By   /s/ John D. Hellmann
                                                       -------------------------
                                                     John D. Hellmann
                                                     Vice President
                                                     and Chief Financial Officer

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